EXECUTION DOCUMENT

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (the “Amendment”) is made and dated as of the 13th day of June, 2003 by and among COUNTRYWIDE HOME LOANS, INC., a New York corporation (the “Company”), the Lenders signing below, and BANK OF AMERICA, N.A., as the Managing Administrative Agent for the Lenders (in such capacity, the “Managing Administrative Agent”).

RECITALS

         A.         Pursuant to that certain Revolving Credit Agreement dated as of December 17, 2001 by and among the Company, the Lenders from time to time party thereto, the Managing Administrative Agent, the Administrative Agents, the Co-Syndication Agents, the Documentation Agent, and the Other Facility Agents (as amended, extended and replaced from time to time, the "Credit Agreement," and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Credit Agreement), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

         B.         The Company has requested that the Lenders agree to amend the Credit Agreement in certain respects and the Lenders have agreed to do so on the terms and conditions set forth below.

        NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

         1.         Permitted Liens. To reflect the agreement of the parties hereto to amend the Credit Agreement to allow Liens on Mortgage Loans and Mortgage-Backed Securities which secure Indebtedness of the Company and its Subsidiaries irrespective of the term of such Indebtedness, subparagraph (3) of Paragraph 10(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

"(3) Liens on Mortgage Loans and Mortgaged-Backed Securities which are the subject of repurchase agreements or which secure Indebtedness of the Company and its Subsidiaries;"

         2.         Advances to Subsidiaries and Affiliates. To modify and consolidate certain provisions of the Credit Agreement permitting the making of Advances to other Persons, including, without limitation, Subsidiaries and Affiliates:

                  (a)         Paragraph 10(g) of the Credit Agreement is hereby amended to read in its entirety as follows:

"10(g) Investments; Advances; Receivables. Itself, or allow any of its Subsidiaries to, make or commit to make any advance, loan or extension of credit ("Advances") to, or hold any receivable ("Receivable") of, or make or commit to make any capital contribution to, or purchase any stock, bonds, notes, debentures or other securities ("Investments") of, or make any other investment in, any Person, except:

(1) Advances constituting Mortgage Loans made in the ordinary course of business of the Company;

(2) Investments in, Advances to and Receivables of any Person, including, without limitation, Subsidiaries and Affiliates, which are fully secured on a first priority perfected basis by: (i) Mortgage Loans, (ii) Mortgage-Backed Securities, (iii) unpaid principal and accrued interest receivables reduced from such Person's books and records as they relate to Mortgage-Backed Securities from which such receivables originated but as to which such Person is entitled as a result of it having been the registered holder of such Mortgage-Backed Security at the time of such reduction and/or (iv) time deposit accounts issued by a financial institution the deposits of which are insured by the Bank Insurance Fund and which financial institution has a deposit rating issued by a recognized rating agency not less than the rating assigned to the Company's long term indebtedness;

(3) Advances to any wholly-owned Subsidiary of the Parent which are used solely to purchase Residuals, which Advances are secured by a first priority perfected Lien on such Residuals;

(4) Advances to and Receivables of any Affiliate (in addition to Investments, Advances and Receivables permitted pursuant to subparagraphs (1) through (3) of this Paragraph 10(g)) or any Servicing Pass-Through Venture which is not otherwise an Affiliate, which are unsecured or which are secured on a first priority perfected basis by collateral other than that described in subparagraphs (2) and (3) of this Paragraph 10(g), in an aggregate amount not to exceed fifty percent (50%) of the consolidated net worth of the Company, determined in accordance with GAAP; and

(5) Investments in connection with Acquisitions by the Company permitted pursuant to Paragraph 10(d) above."

                 (b)         Paragraph 10(j)(9) of the Credit Agreement is hereby amended to delete the reference to "Paragraph 10(g)(5)" therein and to replace the same with a reference to "Paragraph 10(g)(4)."

         3.         Confidentiality Provisions. To reflect the agreement of the parties hereto to amend the confidentiality provisions set forth in the Credit Agreement in certain respects, Paragraph 14(g) of the Credit Agreement is hereby amended to read in its entirety as follows:

"14(g) Provision of Information; Confidentiality. The Company hereby acknowledges and agrees that in connection with any proposed assignment, participation, subparticipation, securitization, hedge or any similar transaction by a Lender with respect to its interest in the Obligations, such Lender may disclose to actual and prospective assignees, participants, Affiliates, and direct or indirect contractual counterparties, and the professional advisers of each (collectively, "Transferees"), any and all information provided to such Lender hereunder; provided, however, that such information shall be furnished to such Transferees on a confidential basis. Notwithstanding anything to the contrary set forth herein or in any other agreement to which the parties hereto are parties or by which they are bound, the obligations of confidentiality contained herein and therein, as they relate to the transactions contemplated by the Loan Documents (the "Transactions"), shall not apply to the tax structure or tax treatment of the Transactions, and each party hereto (and any employee, representative, or agent of any party hereto) may disclose to any and all Persons, without limitation of any kind, the tax structure and tax treatment of the Transactions and all materials of any kind (including opinions or other tax analysis) that are provided to such party relating to such tax treatment and tax structure; provided, however, that such disclosure shall not include the name (or other identifying information not relevant to the tax structure or tax treatment) of any person and shall not include information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws."

         4.         Reaffirmation of Credit Documents. Each of the Company, the Parent and each Subsidiary Guarantor hereby affirms and agrees that: (a) other than as expressly set forth herein, the execution and delivery by the Company, the Parent and each Subsidiary Guarantor of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company, the Parent or any Subsidiary Guarantor, or the rights of the Lenders, under the Credit Agreement and each other Credit Document or any other document or instrument made or given by the Company, the Parent or any Subsidiary Guarantor in connection therewith, (b) the term "Obligations" as used in the Credit Documents includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby, and (c) except as expressly amended hereby, the Credit Documents remain in full force and effect as written.

         5.         Effective Date. This Amendment shall be effective on and as of the day and year first above written (the "Effective Date") subject to the delivery to the Managing Administrative Agent of the following:

                 (a)         A copy of this Amendment, duly executed by the parties hereto.

                 (b)         Such corporate resolutions, incumbency certificates and other authorizations from the Company, the Parent and each Subsidiary Guarantor as the Managing Administrative Agent may reasonably request.

                 (c)         Evidence satisfactory to the Agents that all fees and expenses payable to the Agents and the Lenders prior to or on the Effective Date have been paid in full.

         6.         Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         7.         Representations and Warranties. Each of the Company, the Parent and each Subsidiary Guarantor hereby represents and warrants to the Lenders and the Managing Administrative Agent as follows:

                 (a)         Each of the Company, the Parent and each Subsidiary Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company, the Parent and each Subsidiary Guarantor and constitutes the legal, valid and binding obligation of the Company, the Parent and each Subsidiary Guarantor enforceable against each such Person in accordance with its terms.

                 (b)         At and as of the date of execution hereof and both prior to and after giving effect to this Amendment: (1) the representations and warranties of the Company, the Parent and each Subsidiary Guarantor contained in the Credit Agreement and each of the other Credit Documents are accurate and complete in all respects, (2) there has not occurred an Event of Default or Potential Default, and (3) there has not occurred any material adverse change in the business, operations, assets or financial or other condition of the Company or of the Parent and its consolidated Subsidiaries taken as a whole since March 31, 2003.

[Signature pages following]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC., a New York corporation By /s/ Jennifer Sandefur Name Jennifer Sandefur Title Managing Director, Investor Relations & Treasurer

ACKNOWLEDGED AND AGREED TO:

COUNTRYWIDE FINANCIAL CORPORATION
(formerly known as Countrywide Credit Industries, Inc.),
a Delaware corporation

By   /s/ Jennifer Sandefur
Name Jennifer Sandefur
Title Managing Director, Investor Relations & Assistant Treasurer

COUNTRYWIDE HOME LOAN SERVICING LP,
a Texas limited partnership

         By: COUNTRYWIDE GP, INC.,
                 its general partner

                  By   /s/ Jennifer Sandefur
                 Name Jennifer Sandefur
                 Title Executive Vice President & Treasurer

                                             BANK OF AMERICA, N.A., as Managing Administrative Agent, an
                                             Administrative Agent, a Short Term Lender and a Multi-Year Lender

                                             By /s/ Carolyn Warren
                                                ----------------------------------------------------------
                                             Name Carolyn Warren
                                                  --------------------------------------------------------
                                             Title Principal
                                                   -------------------------------------------------------

                                             JPMORGAN CHASE BANK, as an Administrative Agent, a Short Term Lender
                                             and a Multi-Year Lender

                                             By /s/ Roger Parker
                                                ----------------------------------------------------------
                                             Name Roger Parker
                                                  --------------------------------------------------------
                                             Title Vice President
                                                   -------------------------------------------------------

                                             THE BANK OF NEW YORK, as Documentation Agent, a Short Term Lender
                                             and a Multi-Year Lender

                                             By /s/ Paul Connolly
                                                ----------------------------------------------------------
                                             Name Paul Connolly
                                                  --------------------------------------------------------
                                             Title Vice President
                                                   -------------------------------------------------------

                                             BANK ONE, NA, as a Co-Syndication Agent, a Short Term Lender and a
                                             Multi-Year Lender

                                             By /s/ Nelson Albrecht
                                                ----------------------------------------------------------
                                             Name Nelson Albrecht
                                                  --------------------------------------------------------
                                             Title Director
                                                   -------------------------------------------------------

                                             DEUTSCHE BANK AG, as a Co-Syndication Agent, a Short Term Lender and
                                             a Multi-Year Lender

                                             By /s/ Kevin McCann
                                                ----------------------------------------------------------
                                             Name Kevin McCann
                                                  --------------------------------------------------------
                                             Title Managing Director
                                                   -------------------------------------------------------

                                             ABN AMRO BANK N.V., as a Short Term Lender and a Multi-Year Lender

                                             By
                                                ----------------------------------------------------------
                                             Name
                                                  --------------------------------------------------------
                                             Title
                                                   -------------------------------------------------------

                                             BNP PARIBAS, as a Short Term Lender and a Multi-Year Lender

                                             By /s/ Pierre Nicholas Rogers
                                                --------------------------
                                             Name Pierre Nicholas Rogers
                                                  ----------------------
                                             Title Managing Director
                                                   -----------------

                                             By /s/ Sandra  F. Bertram
                                                ----------------------
                                             Name Sandra F. Bertram
                                                  -----------------
                                             Title  Vice President
                                                   ---------------

                                             BARCLAYS BANK PLC, as a Short Term Lender and a Multi-Year Lender

                                             By /s/ Alison A. McGuigan
                                                ----------------------
                                             Name Alison A. McGuigan
                                                  ------------------
                                             Title Associate Director
                                                   ------------------

                                             BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN ISLANDS BRANCH, as a
                                             Multi-Year Lender

                                             By /s/ Scott Allison
                                                -----------------
                                             Name Scott Allison
                                                  -------------
                                             Title First Vice President
                                                   --------------------

                                             By /s/ James Fox
                                                -------------
                                             Name James Fox
                                                  ---------
                                             Title Vice President
                                                   --------------

                                             CIBC INC., as a Short Term Lender and a Multi-Year Lender

                                             By __________________________________________________________
                                             Name ________________________________________________________
                                             Title _______________________________________________________

                                             COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Short Term
                                             Lender and a Multi-Year Lender

                                             By /s/ Christian Jagenberg
                                                -----------------------
                                             Name Christian Jagenberg
                                                  -------------------
                                             Title SVP & Manager
                                                   -------------

                                             By /s/ Yangling J. Si
                                                ------------------
                                             Name Yangling J. Si
                                                  --------------
                                             Title Assistant Vice President
                                                   ------------------------

                                             CREDIT LYONNAIS, NEW YORK BRANCH, as a Short Term Lender and a
                                             Multi-Year Lender

                                             By /s/ Ken Ricciardi
                                                ----------------------------------------------------------
                                             Name Ken Ricciardi
                                                  --------------------------------------------------------
                                             Title Vice President
                                                   -------------------------------------------------------

                                             WACHOVIA BANK, NATIONAL ASSOCIATION, as a Short Term Lender and a
                                             Multi-Year Lender

                                             By /s/ Kimberly Shaffer
                                                --------------------
                                             Name Kimberly Shaffer
                                                  ----------------
                                             Title Director
                                                   --------

                                             HSBC BANK USA, as a Short Term Lender

                                             By __________________________________________________________
                                             Name ________________________________________________________
                                             Title _______________________________________________________

                                             LASALLE BANK NATIONAL ASSOCIATION, as a Short Term Lender and a
                                             Multi-Year Lender

                                             By __________________________________________________________
                                             Name ________________________________________________________
                                             Title _______________________________________________________

                                             MELLON BANK, N.A., as a Multi-Year Lender

                                             By __________________________________________________________
                                             Name ________________________________________________________
                                             Title _______________________________________________________

                                             MIZUHO CORPORATE BANK, LTD., as a Multi-Year Lender

                                             By __________________________________________________________
                                             Name ________________________________________________________
                                             Title _______________________________________________________

                                             NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK AND/OR CAYMAN ISLANDS
                                             BRANCH, as a Short Term Lender and a Multi-Year Lender

                                             By /s/ Georg L. Peters
                                                -------------------
                                             Name Georg L. Peters
                                                  ---------------
                                             Title Vice President
                                                   --------------

                                             By /s/ Jan de Jonge
                                                ----------------
                                             Name Jan de Jonge
                                                  ------------
                                             Title Vice President
                                                   --------------

                                             ROYAL BANK OF CANADA, as a Short Term Lender and a Multi-Year Lender

                                             By /s/ Scott Umbs
                                                --------------
                                             Name Scott Umbs
                                                  ----------
                                             Title Manager
                                                   -------

                                             SOCIETE GENERALE, as a Short Term Lender and a Multi-Year Lender

                                             By /s/ Charles D. Fischer
                                                ----------------------
                                             Name  Charles D. Fischer
                                                  -------------------
                                             Title Director
                                                   --------

                                             UNION BANK OF CALIFORNIA, N.A., as a Short Term Lender and a
                                             Multi-Year Lender

                                             By __________________________________________________________
                                             Name ________________________________________________________
                                             Title _______________________________________________________

                                            WESTLB AG, NEW YORK BRANCH, as a Short Term Lender and a Multi-Year
                                             Lender

                                             By /s/ Lillian Tung Lum
                                                --------------------
                                             Name Lillian Tung Lum
                                                  ----------------
                                             Title  Executive Director
                                                   -------------------

                                             By /s/ Robert D. Wieser
                                                --------------------
                                             Name Robert D. Wieser
                                                  ----------------
                                             Title Director
                                                   --------

                                             THE FIFTH THIRD BANK, as a Short Lender Lender

                                             By /s/ Gary S. Losey
                                                -----------------
                                             Name Gary S. Losey
                                                  -------------
                                             Title Relationship Manager- AVP
                                                   -------------------------